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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 3, 2005
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                 1-14770                               43-1813160
        (Commission File Number)            (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure

     On February 3, 2005, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the fiscal month of January, which ended January 29, 2005. The full text of the press release and the transcript of the monthly sales message are attached hereto as Exhibits 99.1 and
99.2 respectively, and incorporated by reference herein.

Exhibits:

     99.1 Press Release, dated February 3,  2005.
     99.2 Transcript of January monthly sales message.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAYLESS SHOESOURCE, INC.

Date: February 3, 2005                       By:    /s/ Ullrich E. Porzig
                                                    ---------------------------
                                                    Ullrich E. Porzig
                                                    Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
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99.1           Press Release, dated February 3, 2005.
99.2           Transcript of January monthly sales message.